UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2003

INTERVOICE, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)

17811 Waterview Parkway
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On September 18, 2003, Intervoice, Inc. (the “Company”) issued a press release announcing that a federal judge in Dallas has granted the Company’s motion to dismiss all claims in an amended class action complaint filed by certain purchasers of the Company’s common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

     (c) EXHIBITS.

99.1	Press Release dated September 18, 2003, announcing that a federal judge in Dallas has granted the Company’s motion to dismiss all claims in an amended class action complaint filed by certain purchasers of the Company’s common stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC

By:	/s/ Dean C. Howell

Dean C. Howell Executive Vice President and General Counsel

Date: September 18, 2003

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release dated September 18, 2003, announcing that a federal judge in Dallas has granted the Company’s motion to dismiss all claims in an amended class action complaint filed by certain purchasers of the Company’s common stock.